Exhibit 99.15
             CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350



The undersigned, William C. Weldon, the Chief Executive Officer of Johnson & Johnson, a New Jersey corporation (the "Company"), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that:

     (1)the  Company's Quarterly Report on Form 10-Q/A for the
         fiscal  quarter ended March 30, 2003   (the  "Report)
         fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2)the   information  contained  in  the  Report   fairly
         presents, in all material respects, the financial condition and results of operations of the Company.



                                   /s/ William C. Weldon
                                   William C. Weldon
                                   Chief Executive Officer


Dated:  May 15, 2003


This certification accompanies this Report on Form 10-Q/A pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A signed original of this certification statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request.

             CERTIFICATION OF CHIEF FINANCIAL OFFICER
                PURSUANT TO 18 U.S.C. SECTION 1350



The undersigned, Robert J. Darretta, the Chief Financial Officer of Johnson & Johnson, a New Jersey corporation (the "Company"), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that:

     (1) the Company's Quarterly Report on Form 10-Q/A for the fiscal quarter ended March 30, 2003 (the "Report) fully complies with the requirements of
          Section  13(a)  of the Securities  Exchange  Act  of
          1934; and

     (2) the   information  contained  in  the  Report  fairly
          presents, in all material respects, the financial condition and results of operations of the Company.



                                   /s/ Robert J. Darretta
                                          Robert J. Darretta
                                          Chief Financial Officer


Dated:  May 15, 2003



This certification accompanies this Report on Form 10-Q/A pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A signed original of this certification statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request.